                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 22, 2003

                         Commission file number: 1-5256
                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                                   23-1180120
   (State or other jurisdiction of                     (I.R.S. employer
   incorporation or organization)                   identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)

ITEM 9 - Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition." On April 22, 2003, VF Corporation issued a press release setting forth the first quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

      99.1 Press release issued by VF Corporation on April 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     V.F. CORPORATION
                                       (Registrant)

                                     By:  /s/ Robert K. Shearer
                                       ----------------------------------------
                                           Robert K. Shearer
                                           Vice President - Finance & Global
                                           Processes and Chief Financial Officer
                                           (Chief Financial Officer)

Date:  April 22, 2003

                                  EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION                  SEQUENTIAL PAGE NUMBER
 99.1            Press release issued by                5
                 VF Corporation on
                 April 22, 2003